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                                                                    EXHIBIT 23.4



                    Independent Certified Public Accountants,


                             dated December 20, 2002




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-11 of our report dated November 11, 2002, relating to the consolidated financial statements of Behringer Harvard Advisors II LP, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas

December 20, 2002